UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

PIEDMONT MINING COMPANY, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	001-34075 (Commission File No.)	56-1378516 (IRS Employer Identification No.)

18124 Wedge Parkway, Suite 214

Reno, NV 89511

(Address and telephone number of principal executive offices) (Zip Code)

(212)734-9848

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3–SECURITIES AND TRADING MARKETS

Item 3.02. Unregistered Sales of Equity Securities.

Share and Warrant Purchase Agreement

On May 22, 2008, Piedmont Mining Company, Inc. a North Carolina corporation (the “Company”) completed its private offering of 3,203,331 units of its common stock and warrants to purchase common stock (the “Private Offering”) through the Subscription Agreement, dated April 25, 2008 (the “Agreement”), by and between the Company and certain accredited investors (the “Investors”). Each unit consists of one share of common stock, no par value per share, and one (1) two year warrant to purchase common stock, with each warrant entitling the holder to purchase one share of common stock at an exercise price of $0.26 per share. The units were sold at a per unit price of $0.15. The Company raised an aggregate amount of $480,499.65 from this Private Offering, less a placement fee of $43,244.97 paid to its placement agent.

Further, in connection with the Private Offering, the Company issued to its placement agent 320,333 two-year warrants to purchase 320,333 shares of common stock at an exercise price of $0.15 per share.

Attached hereto as Exhibit 99.1 is a press release announcing the consummation of the Private Offering.

The Private Offering was conducted in reliance upon exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including, without limitation, those under Regulation D and Regulation S promulgated under the Securities Act. The units were offered and sold only to investors who are “Accredited Investors,” as defined in Rule 502 under the Securities Act, including non-U.S. persons who were investing under Regulation S.

The foregoing descriptions are qualified in their entirety by reference to the Subscription Agreement filed as Exhibit 10.1, attached hereto and incorporated herein by reference.

SECTION 7–REGULATION FD

Item 7.01. Regulation FD Disclosure.

On May 27, 2008, the Company issued a press release announcing that it raised $437,254 through the sale of equity to accredited investors. A copy of the press release is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

4.1	Form of Investor/Placement Agent Warrant

10.1	Subscription Agreement, dated April 25, 2008, by and between
Piedmont Mining Company, Inc. and certain Investors

99.1	Press Release dated May 27, 2008 entitled Piedmont Mining Company, Inc. Closes Private Placement

The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT MINING COMPANY, INC.,
a North Carolina corporation

Date: May 27, 2008	/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr., Chief Executive Officer, Chief Financial Officer, President, Director, Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Form of Investor/Placement Agent Warrant

10.1	Subscription Agreement, dated April 25, 2008, by and between Piedmont Mining Company, Inc. and certain Investors

99.1	Press Release dated May 27, 2008 entitled Piedmont Mining Company, Inc. Closes Private Placement